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                                                                 EXHIBIT 10.9


                   AMENDMENT AGREEMENT NUMBER FOUR TO LEASE

                           1001 E. MEADOW CIRCLE
                           PALO ALTO, CALIFORNIA

     THIS AMENDMENT AGREEMENT NUMBER FOUR TO LEASE (this "Amendment") is entered into as of September 15, 1996, by and between W. F. BATTON AND MARIE
A. BATTON, TRUSTEES OF THE W. F. BATTON AND MARIE A. BATTON TRUST UTA DATED JANUARY 12, 1988 ("Lessor"), and INHALE THERAPEUTIC SYSTEMS, a California corporation ("Lessee").

                                  RECITALS

     A. Lessor and Lessee entered into a Standard Industrial Lease - Net dated as of September 17, 1992 (the "Lease") covering premises located at 1001 East Meadow Circle, Palo Alto, California (referred to in the Lease as "1015 East Meadow Circle") (the "Premises"). Capitalized terms used but not defined herein have the meanings assigned to them in the Lease.

     B.  (1) The Lease was amended by letter agreement dated March 2, 1993,
(2) by Addendum IV to Lease effective as of May 1, 1994, (3) by Amendment Agreement Number One to Lease entered into as of October 20, 1995, (4) by Amendment Number Two to Lease entered into as of November 15, 1995, and (5) by Amendment Agreement Number Three to Lease entered into as of February 14, 1996. The Lease dated September 17, 1992, as amended, is referred to herein collectively as the "Lease."

     E. Lessor and Lessee now wish to amend the Lease further to reflect the exercise by Lessee of the option to extend the term of the Lease.

                                  AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants of the parties contained herein, the parties agree as follows.

     1. By the execution and delivery of this Amendment, Lessee hereby gives Lessor written notice of the exercise by Lessee of the option to extend the term of the Lease for the period of five (5) years from June 1, 1998 through May 31, 2003, pursuant to Paragraph 51 of Addendum II to the Lease, as amended by Paragraph 7 of Amendment Agreement Number Three to Lease dated February 14, 1996, which provides as follows:

         "Paragraph 51 of Addendum II to the Lease is amended by deleting "61-120" from the column entitled "Months" and substituting "65-124

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         (6/1/98 - 5/31/03)" therefor.  If the option to extend is
         exercised the Base Monthly Rent for the period June 1, 1998 through May 31, 1999 shall be equal to the Base Monthly Rent for May 1998 adjusted by the CPI increase for the twelve (12) months ending May 1998, minimum 3% maximum 6%. There shall be annual cumulative CPI increases thereafter (May through May) minimum 3% maximum 6%. In no event shall Base Monthly Rent for any twelve months period of the option term be less than Base Monthly Rent for the previous twelve months period."

     Lessor and Lessee agree that the term of the Lease is extended upon the terms and conditions set forth herein. The option extension period shall be upon all of the terms and conditions of the Lease except that (a) the monthly Base Rent shall be payable by Lessee to Lessor pursuant to the provision set forth above, and (b) there shall be no additional option to extend.

     2. Except as amended hereby, the Lease shall remain in full force and effect.

     3. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Palo Alto, California, as of the first above written.


               LESSOR: W. F. BATTON and MARIE A. BATTON, Trustees of the W. F. Batton and Marie A. Batton Trust UTA dated January 12, 1988

                                     By:  /s/ Marie A. Batton, Trustee
                                        ------------------------------
                                            Marie A. Batton, Trustee


               LESSEE:               INHALE THERAPEUTIC SYSTEMS,
                                     a California corporation

                                     By:  /s/ Ajit Singh Gill
                                        ------------------------------
                                     Its:  Chief Operating Officer
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